Third Quarter 2018 Earnings Presentation & Overview

Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. 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In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward- looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June.

Consolidated Atkore Q3 2018 Financial Summary Q3 Q3 Y/Y Net Sales Growth Change Organic Growth +18.1% ($’s in millions) 2018 2017 Acquisitions +6.6% Net Sales $498.0 $397.7 +25.2% FX +0.5% Net Income $34.2 $27.5 +24.5% Total +25.2% Adjusted EBITDA(1) $76.7 $62.0 +23.6% Net Income Margin 6.9% 6.9% -- Adjusted EBITDA 15.4% 15.6% (20 bps) Margin(2) Net Income per $0.70 $0.41 +70.7% Share (Diluted) Adjusted Net Income $0.86 $0.49 +75.5% per Share(1) (Diluted) (1) See non-GAAP reconciliation in appendix (2) Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales 3

Consolidated Atkore Q3 2018 Highlights Performance exceeded expectations in Net sales, Adjusted EBITDA, and EPS Q3 Net Sales Bridge $498M $26 $2 $56 $16 Market activity stable sequentially; Organic $398M volume growth continued at ~4%, driven again by strength in Industrial markets Focused execution through the Atkore Business 2017 Volume Price / Mix M&A FX 2018 System delivered pricing to more than offset inflation headwinds Q3 Adjusted EBITDA Bridge $1 $6 $9 Repurchased 1.4 million shares at average $14 $77M Investments, $62M $3 price of $21/share Variable Comp, & Other Price & Mix Inflation offset by Commodities, Freight & Other Increasing Adjusted EBITDA and EPS guidance COGS based on Q3 performance 2017 Volume Price vs. Cost M&A Productivity Other 2018 4

Electrical Raceway Q3 Highlights Acquisition performance and pricing Q3 Q3 Y/Y excellence drove a near 50% Adjusted 2018 2017 Change EBITDA increase ($’s in millions) Net Sales $370.3 $288.3 28.5% Market activity flat to slightly down in quarter, Adjusted EBITDA $74.5 $49.7 49.9% but continues to support a full year low single Adjusted EBITDA 20.1% 17.2% +290 bps digit growth expectation Margin Q3 Net Sales Bridge Acquisition results continued to outperform $370M pre-acquisition models and synergy $32 $2 $50 expectations $288M $2 Volume +2% YTD Adjusted EBITDA margin growth of ~290 basis points in an inflationary environment 2017 Volume Price / Mix M&A FX 2018 5

Mechanical Products & Solutions Q3 Highlights Q3 Q3 Y/Y 2018 2017 Change Broad based volume improvement across ($’s in millions) industrial customer verticals Net Sales $128.2 $109.7 16.9% Adjusted EBITDA $12.0 $17.4 (30.8%) Year over year volume growth of 16% Adjusted EBITDA 9.4% 15.8% (640 bps) Margin Pricing execution gained momentum vs. the first Q3 Net Sales Bridge half run rate $6 $6 $18 $128M $110M Moving full year volume guidance up to approximately 10% growth year over year 2017 Volume Price / Mix Divestitures 2018 6

Key Balance Sheet and Cash Flow Metrics Metrics Leverage Ratio(1) ($mm) 6/29/2018 Cash and cash equivalents $109.5 Total Debt $906.1 3.4 3.1 Net Debt $796.6 2.3 YTD Net cash from operating $120.6 activities TTM Adjusted EBITDA(1) $260.1 Leverage Ratio(1) Total debt / TTM Adjusted EBITDA(1) FY 2017 Q2 2018 Q3 2018 3.5 Net debt / TTM Adjusted EBITDA(1) 3.1 Common Shares Outstanding 45,972,141 Leverage ratio is moving back toward long- term target of ~2x after share repurchase (1) Leverage ratio for all periods and TTM Adjusted EBITDA is reconciled in the appendix. 7

2018 Financial Outlook Summary FY 2018 Electrical Raceway Volume +Low-Single Digits Segment Adjusted EBITDA* $250 - $255M Volume +10% Mechanical Products & Solutions Segment Adjusted EBITDA* $48 - $52M Adjusted EBITDA* $265 - $272M Adjusted EPS* $2.65 - $2.75 Consolidated Atkore Capital Expenditures $37M Interest Expense $41M Tax Rate 22% Diluted Shares** 54 Increasing Adjusted EBITDA and EPS range * Reconciliation of the forward-looking full-year 2018 outlook for Adjusted EBITDA and Adjusted Net Income Per Share (Adjusted EPS) is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. ** Represents expected weighted-average shares outstanding in millions used in calculation of Adjusted EPS guidance 8

Appendix

Segment Information Three months ended June 29, 2018 June 30, 2017 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 370,333 $ 74,461 20.1% $ 288,277 $ 49,661 17.2 % Mechanical Products & Solutions 128,239 $ 12,013 9.4% 109,664 $ 17,363 15.8 % Eliminations (558) (196) Consolidated operations $ 498,014 $ 397,745 Nine months ended June 29, 2018 June 30, 2017 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 1,011,643 $ 187,025 18.5% $ 801,657 $ 138,465 17.3 % Mechanical Products & Solutions 347,123 $ 39,544 11.4% 307,525 $ 48,601 15.8 % Eliminations (1,194) (1,055) Consolidated operations $ 1,357,572 $ 1,108,127 10

Adjusted earnings per share reconciliation Consolidated Atkore International Group Inc. Three months ended Nine months ended June 30, 2017 As June 30, 2017 As (in thousands, except per share data) June 29, 2018 Adjusted* June 29, 2018 Adjusted* Net income $ 34,199 $ 27,465 $ 103,946 $ 63,782 Stock-based compensation 3,494 3,064 9,828 9,368 Intangible asset amortization 7,694 5,546 24,146 16,628 Gain on sale of a business (838) — (27,575) — Loss on extinguishment of debt — — — 9,805 Gain on sale of joint venture — — — (5,774) Certain legal matters — — 2,286 7,501 Other (a) (352) 177 2,249 (10,306) Pre-tax adjustments to net income 9,998 8,787 10,934 27,222 Tax effect (2,599) (3,147) (2,844) (9,142) Adjusted net income $ 41,598 $ 33,105 $ 112,036 $ 81,862 Weighted-Average Diluted Common Shares Outstanding 48,412 66,890 56,015 66,585 Net income per diluted share $ 0.70 $ 0.41 $ 1.84 $ 0.96 (b) Adjusted net income per diluted share $ 0.86 $ 0.49 $ 2.00 $ 1.23 * Adjusted due to the adoption of Accounting Standards Update 2017-07 Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. (b) Beginning in March 2018, the Company has excluded the impact of intangible asset amortization from the calculation of Adjusted net income. Adjusted net income prepared for periods prior to March 2018 have also been adjusted to reflect this change. 11

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. Three months ended Nine months ended (in thousands) June 29, 2018 June 30, 2017 June 29, 2018 June 30, 2017 Net income $ 34,199 $ 27,465 $ 103,946 $ 63,782 Interest expense, net 12,442 5,811 28,322 20,872 Income tax expense 10,352 11,431 28,260 29,313 Depreciation and amortization 16,192 13,341 49,255 40,242 Loss on extinguishment of debt — — — 9,805 Restructuring and impairments 407 (101) 1,245 700 Stock-based compensation 3,494 3,064 9,828 9,368 Certain legal matters — — 2,286 7,501 Transaction costs 768 845 2,676 2,543 Gain on sale of a business (838) — (27,575) — Gain on sale of joint venture — — — (5,774) Other (a) (352) 177 2,249 (10,306) Adjusted EBITDA $ 76,664 $ 62,033 $ 200,492 $ 168,046 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 12

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. TTM Three months ended December 29, September (in thousands) June 29, 2018 June 29, 2018 March 30, 2018 2017 30, 2017 Net income $ 124,803 $ 34,199 $ 42,558 $ 27,189 $ 20,857 Interest expense, net 34,048 12,442 9,286 6,594 5,726 Income tax expense 40,433 10,352 15,392 2,516 12,173 Depreciation and amortization 63,740 16,192 15,853 17,210 14,485 Restructuring and impairments 1,801 407 576 262 556 Stock-based compensation 13,248 3,494 2,770 3,564 3,420 Certain legal matters 2,336 — 2,286 — 50 Transaction costs 4,911 768 1,263 645 2,235 Gain on sale of a business (27,575) (838) (26,737) — — Other 2,309 (352) 2,094 507 60 Adjusted EBITDA $ 260,054 $ 76,664 $ 65,341 $ 58,487 $ 59,562 1 Acquisitions/Divestiture add-back 3,308 Pro Forma Adjusted EBTIDA $ 263,361 (1) Pro Forma adjustments add the Adjusted EBITDA for acquisitions completed in the last 12 months not reported in the Adjusted EBITDA 13 line due to acquisition date, and subtract Adjusted EBITDA reported in the last 12 months for divestitures.

Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. September September September September ($ in thousands) June 29, 2018 30, 2017 30, 2016 25, 2015 26, 2014 Short-term debt and current maturities of long-term debt $ 7,630 $ 4,215 $ 1,267 $ 2,864 $ 42,887 Long-term debt 898,509 571,863 629,046 649,344 649,980 Total debt 906,139 576,078 630,313 652,208 692,867 Less cash and cash equivalents 109,519 45,718 200,279 80,598 33,360 Net debt $ 796,620 $ 530,360 $ 430,034 $ 571,610 $ 659,507 TTM Adjusted EBITDA $ 260,054 $ 227,608 $ 235,002 $ 163,949 $ 126,597 Total debt/TTM Adjusted EBITDA 3.5 x 2.5 x 2.7 x 4.0 x 5.5 x Net debt/TTM Adjusted EBITDA 3.1 x 2.3 x 1.8 x 3.5 x 5.2 x 14

Overview

Atkore Overview ■ #1 or #2 market positions in most of our products Net Sales Breakdown By reportable segment By end market ■ Offer must-stock products to distribution and OEM customers Mechanical Other via single integrated platform Products & Int'l 6% Solutions 8% 27% ■ Established reputation as an industry leader in quality, OEM availability, delivery, value and innovation 16% ■ Organized into two complementary segments: Electrical Raceway and Mechanical Products & Solutions (“MP&S”) Electrical U.S. Raceway Construction 73% 70% ■ U.S.-centric player with large addressable market and close adjacent opportunities FY 2017 net sales: $1,504mm Strong recent financial performance (Adjusted EBITDA) Addressable market opportunity ($mm) Adj. EBITDA margin $ 263 Electrical Raceway Mechanical Products & Solutions PF Adj. EBITDA $ 260 $ 235 $ 228 $78 $3.8 U.S. electrical U.S. mechanical products market Billion $ 164 products & Billion solutions market $13 Electrical raceway market Billion $500mm $1bn FY 2015 FY 2016 FY 2017 TTM Q3 '18 15

Atkore Overview: Transformation

2011	2011 - 2018	Atkore strategy

2011

- Limited strategic vision
- Little customer coordination
- Underperforming leadership
- No growth or M&A strategy

2011 - 2018

- Leading market positions/brands
- Upgraded over 90% of leadership
- Developed clear strategy
- Implemented Atkore Business System ("ABS")
- Transformed portfolio (10 acquisitions and 8 divestitures / closures)
- Invested in new product development
- Improved quality, delivery & service
- Reduced fixed overhead

Atkore strategy

- Drive growth
  - Market position expansion
  - New product innovation
  - M&A growth execution
  - Remix portfolio to improve margin and multiple
- Expand margin
  - Strategic and tactical pricing
  - Mix driven by innovation and pricing
  - Raw material and material usage savings
  - Manufacturing productivity savings
  - Volume leverage
- Deliver cash flow
  - Strong cash flow from earnings
  - Limited CapEx requirements
  - Efficient Working Capital Management

Proven track record with majority of growth from initiatives <u>in Atkore's control</u>

Portfolio evolution



FY 2011
Divested Businesses 26%
Electrical Raceway 44%
MP&S 30%
FY 2017
MP&S 27%
Electrical Raceway 73%

Adjusted EBITDA margin evolution



20%+
15.1%
5.9%
FY 2011 Adjusted EBITDA margin
Portfolio
Commodity
Strategic pricing and mix management
Productivity
FY 2017 Adjusted EBITDA margin
Further opportunity
Illustrative long-term Adj. EBITDA margin

atkore INTERNATIONAL

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Atkore Overview: Atkore Business System How we continuously improve the Strategy business we have, and create ■ Market Intelligence, Benchmarking and VOC breakthrough to be the business Analysis ■ Market-based Evergreen Strategy we want to become... ■ Dynamic Portfolio Management ■ Dynamic Product Management ■ Active Account and Channel Strategy ■ Culture of Customer Centric Innovation People ■ Engagement and Alignment ■ Communication ■ Workforce Planning and Talent Process Acquisition ■ Continuous Improvement ■ Performance Management Methodologies ■ Leadership Development ■ Visual Workplace and Lean ■ Aligned Incentives and Daily Management Compensation ■ Built in Quality ■ Recognition ■ Information and Material Flow ■ Equipment Availability and ABS driving performance1 Reliability ■ Commercial Processes ✓ Adjusted EBITDA margin increased 920bps1 ✓ Defective parts per million down 84%1 ✓ Perfect order rate increased from 81% to 94%1 1 From FY 2011 to FY 2017. 17

Atkore All Around you Wire Basket Cable Tray Armored Cable Cable Electrical Raceway Tray and Fittings: Conduit & Ladder Cable Electrical Metal Electrical Prefabrication Conduit Metal Specialty Electrical Framing & Conduit: Stainless Fittings Steel, PVC-Coated & Aluminum Flexible Electrical Conduit PVC Trunking and Liquidtight Conduit PVC Electrical Industrial Flexible Conduit & Fittings Electrical Conduit 18

Atkore’ Electrical Raceway segment Products that deploy, isolate and protect a structure’s electrical circuitry from the original power source to the final outlet ■ Must-stock products for over 13,000 U.S. electrical distributor 2017 net sales by product category branches Metal Electrical PVC Electrical Conduit & Fittings Conduit & Fittings ■ Range of solutions offers customers convenient and efficient 32% 22% purchasing ■ Unique ability to co-load and bundle Electrical Raceway Armored Cable & Fittings products provides substantial competitive advantage Other1 12% 34% ■ Industry leading quality, availability, delivery and innovation FY 2017 net sales: $1,095mm Core products and market positions2 Adjusted EBITDA evolution ($mm) $189 $238 $182 20% 18% 18% Steel Conduit PVC Conduit Armored Cable Flexible and Cable Tray, Cable 17% 17% 16% Ladder & Fittings $113 Liquidtight Conduit 14% 12% #2 #1 #2 #3 #3 10% 10% 8% Principal brands: 6% FY 2015 FY 2016 FY 2017 TTM Jun 2018 Adjusted EBITDA ($mm) Adjusted EBITDA Margin 1 Other represents total Electrical Raceway net sales for FY 2017 ($1,095mm) less Armored Cable & Fittings ($368mm), Metal Electrical Conduit & Fittings ($356mm) and PVC Electrical Conduit & Fittings ($266mm). 19 2 Management estimates based on market data and industry knowledge. Market share is based on U.S. net sales relative to the estimated U.S. addressable market size, as of FY 2017.

Atkore’s Mechanical Products & Solutions segment Products and services that frame, support and secure component parts in a broad range of structures, equipment and systems in electrical, industrial and construction applications ■ Comprehensive offering of metal framing and in-line galvanized FY 2017 net sales by product category tubular products Mechanical Pipe ■ Offer critical combination of metal framing, value-added fittings 51% Metal Framing and construction services to industrial and electrical distributors and Fittings 24% ■ ~60% of framing used to mount Electrical Raceway products ■ One of only two companies in the U.S. that manufacture and Other1 market in-line galvanized tubular products on a national basis 25% ■ 90% of in-line galvanized tubular products are sold directly or FY 2017 net sales $411mm indirectly to OEMs Core products and market positions2 Adjusted EBITDA evolution ($mm) 24% $81 19% Metal Framing & In-Line Galvanized $73 18% Related Fittings Mechanical Tube $64 14% 16% 16% $55 #2 #1 9% Principal brands: 8% 4% FY 2015 FY 2016 FY 2017 TTM Jun 2018 Adjusted EBITDA ($mm) Adjusted EBITDA Margin 1 Other represents total MP&S net sales for FY 2017 ($411mm) less Mechanical Pipe ($215mm) and Metal Framing and Fittings ($188mm). 20 2 Management estimates based on market data and industry knowledge. Market share is based on U.S. net sales relative to the estimated U.S. addressable market size, as of FY 2017.

Investment highlights 1 Leading market positions and strong brands 2 Superior customer value proposition with a compelling portfolio Strong company 3 Significant scale providing barriers to entry 4 Focused growth strategy to attack substantial market opportunity a.a Capitalize on attractive end-market growth dynamics b.b Grow market share with new and existing customers Growth upside c.c Execute on strategic pricing and mix opportunities d.d Expand product offering through innovation e.e Pursue M&A to deliver incremental growth 5 Momentum & Strong profitability with clear runway for further improvement runway for results 21

1 Leading market positions and strong brands Leading market positions in each of our core businesses Rank Market share1 Steel Conduit #2 35% PVC Conduit #1 35% Armored 32% Cable #2 In-line Galvanized 80% Mechanical #1 Tube Metal Framing and #2 21% Related Fittings 1 Management estimates based on market data and industry knowledge. Market share is based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size, as of FY 2017. 22

2 Superior customer value proposition with a compelling portfolio Value proposition Blue chip customer base Global Electrical Distributors Independent Electrical Distributors ■ Brands and reputation Industrial Distributors ■ Product breadth & Big Box Retail ■ Bundling, co-loading and value-add advantages ■ Quality, availability, delivery and service 23

3 Significant scale providing barriers to entry Industry-leading scale that allows us to provide: Manufacturing and distribution footprint well-positioned in ✓ the largest electrical products markets across the U.S. Broad portfolio of products, enabling us to deliver integrated source-to-outlet electrical solutions ✓ Value-added reliable service and on-time delivery solidifying our customer value proposition ✓ Difficult-to-replicate manufacturing technologies such as in-line galvanizing U.S. Electrical distributor sales <$1bn Atkore footprint >$1bn; <$2bn Manufacturing & ✓ >$2bn; <$5bn Distribution Significant scale provides procurement Sales Agent >$5bn advantages from bulk buying raw Distribution Only materials Source: Disc Corporation 24

4a Capitalize on attractive end-market growth dynamics Atkore is geared to U.S. non-residential construction FY 2017 net sales U.S. construction by end market Infrastructure 5% New residential construction U.S. construction 16% Other 70% New non- 6% residential construction 56% International 8% MR&R 1 23% OEM 16% Near-term growth outlook Medium to long-term growth outlook Nonres Sq. Ft. (mil)2 ▪ ✓ Modest (low single-digit) non-residential Non-residential construction remains well Troughs 1,037 continued expansion expected over next below long-term average levels fiscal year ✓ FY18 Fcst 1,155 ▪ Atkore to continue to benefit from the Upside from exposure to higher-growth continuation of long-term secular trends: non-residential verticals, such as Long Term Average 1,270 manufacturing plants and education buildings ‒ Digitization of buildings – ▪ LED lighting and automation Industrial recovery expected to continue Peaks 1,575 ‒ Data center growth through next fiscal year Source: Dodge Data & Analytics 2 Long term: average 1968-2017; Peaks: average of last 1 MR&R includes non-residential and residential markets. six; Troughs: average of last six 25

4b Grow market share with new and existing customers Strategy ✓ Segment by 15 SBUs ✓ Incentivize each SBU General Manager to serve and grow with top All customers customers ✓ Provide each SBU with necessary resources All All strategic enabled by ABS by enabled business units business Constant improvement Constant ✓ Disproportionately grow with largest Electrical Distributors that value our entire offering Large national ✓ – accounts One supplier across broad product offering and ease and ✓ Bundle rebates to drive outcomes ✓ Regional and Atkore Atvantage – penetrate independents that value our bundling and co- smaller loading Operational superiority superiority Operational independent ✓ Electrical Raceway Raceway in Electricalfocus Price and new products in exchange for entire full product portfolio quality, delivery, availability availability delivery, quality, distributors 26

4c Execute on strategic pricing and mix opportunities Step 1: Step 2: Step 3: Step 4: Develop Improve Optimize Complete capabilities performance mix roll-out (Launched in 2011; hit (Launched in 2013) (Launched in 2014) (Launched in H2 2016) critical level in 2015) Progress Shifting sales to most Leveraging pricing across Developing mindset, Better quality, delivery, favorable products, all business units and skillset and toolset on availability and ease of geographies and applying lessons learned how to price effectively doing business customers to MP&S Description Situation: Created Raceway Situation: Lost Mechanical Situation: Underperforming pricing management tools Pipe business on price Raceway product category Action: Focused process Action: Re-won business at Action: Purposefully shifted Opportunity to drive an enabled margin improvement higher margin and volume – mix to higher value products In action In incremental 200 bps of of 1,000bps for some products competitor couldn’t perform (increased margin by 500bps in long-term Adj. EBITDA some segments) margin improvement 900 bps of Adj. EBITDA margin improvement (FY 2011 – FY 2017) 27

4d

Expand product offering through innovation

Robust new product pipeline catalyzing incremental growth

- ✓ 80+ total new products in the pipeline (all stages)
- ✓ 13 new products launched in 2017
- ✓ Focused on products delivering labor efficiencies and products in high-growth markets

MC Luminary Multizone™ example



Opportunity	Solution	Recognition
▪ Daylight harvesting trends seek to save energy and reduce power costs by dimming lights proportionally to the availability of natural light.	▪ MC Luminary MultiZone™ can replace up to six individual cable runs, increasing productivity and reducing costs	Electrical Construction and Maintenance Magazine "Product of the Year" award for the Wire and Cable Category – 2017 EC&M CATEGORY WINNER PRODUCT OF THE YEAR 17

Universal Super Fitting example



Opportunity	Solution	Recognition
▪ No single solution is available in the market to easily connect multiple types of conduit without significant labor costs	▪ Interchangeably connects GRC, IMC and EMT and eliminates field threading, speeding up installation and saving time and money.	Electrical Construction and Maintenance Magazine "Product of the Year" award for the Fittings Category – 2017 EC&M CATEGORY WINNER PRODUCT OF THE YEAR 17

Super Kwik-Couple Conduit example



Opportunity	Solution	Recognition
▪ High installation time is required to transition between conduit types and inventory costs can be prohibitive for combination fittings in the market	▪ Design allows easy transition from GRC to IMC or EMT, or from IMC to GRC or EMT, eliminating the need for threading equipment, special couplings or tools.	Electrical Construction and Maintenance Magazine "Product of the Year" award for the Conduit Raceway & Wireways Category – 2017 EC&M CATEGORY WINNER PRODUCT OF THE YEAR 17

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atkore INTERNATIONAL

4e Pursue M&A to deliver incremental growth

Robust M&A capability...

- 10 acquisitions and 7 divestitures / closures completed since 2011
- Proven ability to integrate acquisitions
  - Strong track record of identifying and realizing meaningful synergies through seamless integration
- Strong balance sheet with capacity for M&A
- Substantial M&A pipeline
  - More than 50 total opportunities (all stages)

Three-pronged M&A strategy...

- Focused effort to build out our Raceway and MP&S positions
  - Strengthening our value proposition by continued development of our existing portfolio
  - Expanding into higher margin adjacencies
- Leverage our manufacturing technology and capabilities to expand into new markets
- Leverage ABS, talent, culture & balance sheet
  - Add a new platform

...developed through a history of successful acquisitions

2011	2012	2013	2014	2017
Razor Wire	FlexHead Industries	Ridgeline; Heritage Plastics	SCI	Calpipe; Flexicon; Marco Cable Management; Cobra Systems Inc

...2017 Acquisitions and Asset Purchases

	Revenue	Adjusted EBITDA	
CALPIPE	~$72M	~$12M	Annual Impact
FLEXICON	~$24M	~$6M	Annual Impact
marco	~$12M	~$3M	Annual Impact
COBRA SYSTEMS INC	Productive Asset Purchase; 2X capacity		

...with substantial market opportunities

	Market size	Current Atkore Presence	New Category
Electrical and Flexible Conduit	$4bn	✔	
Armored Cable	$4bn	✔	
Electrical Fittings	$4bn	✔	
Cable Management	$4bn	✔	
Cable Accessories	$9bn		✔
Electrical Enclosures	$9bn		✔
Raceway Tools	$9bn		✔

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atkore INTERNATIONAL

5 Strong profitability with clear runway for further improvement Illustrative Atkore Adjusted EBITDA margin opportunity Potential upside from key initiatives Strategic pricing and mix  Continued roll-out of strategic pricing to 20%+ both Electrical Raceway and MP&S  Purchasing standard work Productivity  Manufacturing excellence – conversion cost reduction and footprint optimization  Supply chain optimization – purchasing, warehousing, freight and logistics 15.1%  SG&A and transactional productivity Other and upside  Share gains with most profitable customers  Incremental growth and margin uplift from new products  Highly synergistic M&A in existing and Atkore FY 2017 Strategic Productivity Other initiatives Illustrative adjacent markets Adj. EBITDA pricing and mix initiatives and upside long-term margin initiatives Adj. EBITDA  Operating leverage as non-residential margin market returns to long-term averages Source: Management estimates. Note: Analysis is illustrative. Actual results may vary. 30